KEMPER GLOBAL AND INTERNATIONAL FUNDS
                          Kemper New Europe Fund, Inc.
                                  --------------

                 Supplement to Statement of Additional Information
                             Dated September 3, 1999

The following text replaces the last paragraph in the section entitled "Performance" on page 25 in the currently effective Statement of Additional
Information:

The Fund converted to open-end status and combined, as the surviving entity, with the Kemper Europe Fund, on September 3, 1999 (the "Reorganization"). The Fund's former closed-end share class was renamed Class M shares upon the Reorganization. The figures below are for the Class M shares and show performance information prior to the Reorganization for Class M shares for periods ended December 31, 1998. Class A, B and C shares are newly offered. Comparative information with respect to the MSCI Index is also included. There are differences and similarities between the investments which the Fund may purchase and the investments measured by the MSCI Index. The net asset value and returns of the Fund will fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

The following text supplements the section entitled "Performance" in the currently effective Statement of Additional Information:

The presentation of the Fund's Class A, B and C shares' average annual total returns reflects the performance of the Class M shares prior to September 3, 1999, restated to reflect the current applicable sales charges (that is, the maximum 5.75% sales charge for Class A shares or the deferred sales charge in effect at the applicable period for Class B shares or Class C shares). For periods prior to September 3, 1999, the Class B and Class C shares' average annual total returns have also been restated (lowered) to reflect an estimate of the difference in expense structure between share classes (which are higher).

To restate the performance of the Class B and C shares, a one-time ratio was created to recalculate the performance of the Class M shares and derive performance for the Class B and C shares. The ratio was created by taking the monthly returns of the open-end Kemper Europe Fund's Class B and C shares and dividing by the Kemper Europe Fund's Class A shares' performance over a 36-month period. This ratio was then averaged over the 36 months, resulting in the ratio used to restate performance. This ratio was then multiplied by the Class M shares' performance to create estimated performance for the Class B and C shares.





October 21, 1999
KGIF-13C